SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2005

LKQ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300
Chicago, IL  60602
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 621-1950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On January 10, 2005, LKQ Corporation (the “Company) issued a press release regarding 2005 financial guidance. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	LKQ Corporation Press Release dated January 10, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2005
LKQ Corporation

	By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel

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